         As filed with the Securities and Exchange Commission on March 16, 2001.
                                                      Registration No. 333-_____
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                            ______________________
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                            ______________________
                          HANOVER COMPRESSOR COMPANY
            (Exact name of Registrant as specified in its charter)

           Delaware                                             76-0625124
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                            identification number)

                          12001 North Houston Rosslyn
                             Houston, Texas 77086
                                (281) 447-8787
   (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                               Michael J. McGhan
                     President and Chief Executive Officer
                          Hanover Compressor Company
                          12001 North Houston Rosslyn
                             Houston, Texas 77086
                                (281) 447-8787
              (Name and address including zip code, and telephone
              number, including area code, of agent for service)
                                ______________
                                  Copies  to:

Richard S. Meller, Esq.                                    John J. Sabl, Esq.
   Latham & Watkins                                         Sidley & Austin
233 South Wacker Drive                                       Bank One Plaza
      Suite 5800                                        10 South Dearborn Street
Chicago, Illinois 60606                                 Chicago, Illinois 60603
    (312) 876-7700                                           (312) 853-7000

  Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

  If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-54942
                                                            ---------

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_] ____________

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                                            CALCULATION OF REGISTRATION FEE

                                                              Proposed               Proposed
      Title of Each Class of               Amount             Maximum                Maximum
         Securities to be                  to be           Offering Price           Aggregate          Amount of
            Registered                   Registered         Per Security          Offering Price    Registration Fee
------------------------------------------------------------------------------------------------------------------------
Convertible Senior Notes (1)......       $19,500,000            100%                $19,500,000           $4,875
========================================================================================================================

(1) Also includes such indeterminate number of shares of common stock as may be issued upon conversion of the convertible senior notes.

                             EXPLANATORY STATEMENT

     This registration statement on Form S-3 is being filed pursuant to Rule 462(b) and General Instruction IV to Form S-3, both promulgated under the Securities Act of 1933, as amended, to register an additional $19,500,000 maximum aggregate offering price of convertible senior notes of Hanover Compressor Company. The contents of the Registration Statement on Form S-3 (Registration No. 333-54942), which Registration Statement was previously filed with the Securities and Exchange Commission on February 5, 2001, as amended by Amendment No. 1 and Amendment No. 2, filed on February 27, 2001 and March 15, 2001, respectively, are incorporated by reference into this Registration Statement.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, Hanover Compressor Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on March 16, 2001.

                                      HANOVER COMPRESSOR COMPANY

                                      By:     /s/ Michael J. McGhan
                                          --------------------------------------
                                          Michael J. McGhan
                                          President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on the 16th day of March, 2001.

                    Signature                                             Title
                    ---------                                             -----
 /s/    Michael J. McGhan                           President, Chief Executive Officer and Director
-------------------------------------------------   (Principal Executive Officer)
           Michael J. McGhan

/s/    William S. Goldberg                          Chief Financial Officer and Director
-------------------------------------------------   (Principal Financial and Accounting Officer)
           William S. Goldberg

/s/ Ted Collins, Jr.                                Director
-------------------------------------------------
           Ted Collins, Jr.

 /s/ Robert R. Furgason                             Director
-------------------------------------------------
           Robert R. Furgason

 /s/ Melvyn N. Klein                                Director
-------------------------------------------------
           Melvyn N. Klein

/s/ Michael A. O'Connor                             Director
-------------------------------------------------
           Michael A. O'Connor

                                 EXHIBIT INDEX

Exhibit
Number
-------
5.1 Opinion of Latham & Watkins as to the validity of the convertible senior notes.
23.1    Consent of PricewaterhouseCoopers LLP, independent accountants.
23.2    Consent of PricewaterhouseCoopers, LLP, independent accountants.
23.3    Consent of Latham & Watkins (included in the opinion filed as Exhibit
        5.1).